UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  April 2, 2007


                      NORTH ATLANTIC HOLDING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               333-115587                             13-3961898
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        (Commission File Number)           (IRS Employer Identification No.)

   3029 West Muhammad Ali Boulevard
   Louisville, Kentucky                                             40212
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)
      On April 2, 2007, Douglas P. Rosefsky resigned as President and Chief Executive Officer of North Atlantic Trading Company, Inc. ("NATC") and North Atlantic Holding Company, Inc. ("NAHC" and, together with NATC, the "Companies"), the corporate parent of NATC, effective as of the close of business on April 15, 2007. Mr. Rosefsky was appointed President and CEO of the Companies on April 11, 2005 to lead the financial and operational turnaround of the business. His resignation is in line with the turnaround and succession plan that he developed for the Companies.

(c)
      On April 2, 2007, Lawrence S. Wexler was appointed President and Chief Executive Officer of NATC, effective as of April 16, 2007.

      Mr. Wexler was appointed Chief Operating Officer of the Companies on June 8, 2005. Prior to this appointment, Mr. Wexler had been the President and Chief Operating Officer of North Atlantic Cigarette Company, Inc. ("NACC"), a subsidiary of the Companies, since December 2003. Prior to joining NACC, from 1998 to 2003 he was a consultant to a number of emerging marketing, communication and financial companies, advising them on financial, marketing and strategic matters, at times in an operating role. From 1977 to 1998, he was employed by Philip Morris, USA in various positions in the Sales, Marketing and Finance Departments. As Group Director, Discount Brands his group introduced the Basic and Alpine brands. He served as Senior Vice President of Marketing from 1992-1993 and Senior Vice President Finance, Planning and Information Services from 1993 until he left the company in 1998.

      There is no arrangement or understanding pursuant to which Mr. Wexler was appointed to his positions as President and Chief Executive Officer of the Companies, and there are no transactions or proposed transactions to which either of the Companies is a party and in which Mr. Wexler has or will have a material interest. Mr. Wexler does not have a family relationship with any director or executive officer of the Companies. There is no material plan, contract or arrangement to which Mr. Wexler is a party or in which he participates that was entered into, or any grant or award under any such plan, contract or arrangement, in connection with his appointment. Mr. Wexler's compensation and amendment to his employment agreement for his new position are being finalized and will be released shortly.

      On April 2, 2007, Jack Africk was appointed Vice Chairman of the Board of Directors and President and Chief Executive Officer of NAHC and as Vice Chairman of the Board of Directors of NATC, effective as of April 16, 2007.

      Mr. Africk has been a Director of the Companies since October 1997 and has been serving as a consultant to the Companies since January 1999. From January through December 1998, he served as President and Chief Operating Officer of the Companies. From 1996 to June 1997, he was Chief Executive Officer


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of NATC Holdings USA, Inc. Prior to that time, from 1993 to 1996, Mr. Africk was a consultant and Director of NATC Holdings USA, Inc. Mr. Africk is a former Vice Chairman of UST Inc. ("UST"). From 1979 until 1993, Mr. Africk held various positions with UST, including Vice Chairman and Executive Vice President, as well as positions with subsidiary organizations including President of an international division, and President and Chief Executive Officer of United States Tobacco Company. Mr. Africk also currently serves as a Director of Tanger Factory Outlets, a NYSE real estate investment trust that owns and operates factory outlet centers.

      For a discussion of transactions to which the Companies are party and in which Mr. Africk has a material interest, see Item 13, "Certain Relationships and Related Transactions, and Director Independence," of the Companies' Annual Reports on Form 10-K for the year ended December 31, 2006 (filed with the Securities and Exchange Commission on March 29, 2007), which is incorporated herein by reference.

      There is no arrangement or understanding pursuant to which Mr. Africk was appointed to his positions as Vice Chairman of the Board of Directors and President of NAHC and as Vice Chairman of the Board of Directors of NATC. Mr. Africk does not have a family relationship with any director or executive officer of the Companies. There is no material plan, contract or arrangement to which Mr. Africk is a party or in which he participates that was entered into, or any grant or award under any such plan, contract or arrangement, in connection with his appointment. Mr. Africk's compensation and new consulting agreement for his new position are being finalized and will be released shortly.

(d)
      On April 2, 2007, the Boards created a Compensation Committee and adopted a Compensation Committee Charter, a copy of which is filed herewith as Exhibit
99.1. Mr. Africk will serve as Chairman of the Committee and Geoffrey J.F. Gorman and Gregory H.A. Baxter will serve as members of the Committee.

      On April 2, 2007, Robert Rothenberg was elected to the Boards of Directors of the Companies and to the Compensation Committee, effective as of April 16, 2007. Mr. Rothenberg (age 59) owns six retail smoke shops in upstate New York State trading under the Smoker Friendly franchise. Most recently he has provided independent tobacco consultant services to Peter Stokkebye International, a specialty tobacco manufacturer and importer of cigars, pipe tobacco and smoking tobacco. Until February 1997, Mr. Rothenberg was a senior executive officer at UST Inc., serving as President of US Tobacco Company and as Executive Vice President of UST Inc. Mr. Rothenberg was also a member of the Board of Directors of UST Inc. until his departure in February 1997.

      There is no arrangement or understanding pursuant to which Mr. Rothenberg was elected as a director, and there are no transactions or proposed transactions to which the Companies or any of their subsidiaries is a party and in which Mr. Rothenberg has or will have a material interest. There is no material plan, contract or arrangement to which Mr. Rothenberg is a party or in which he participates that was entered into, or any grant or award under any such plan, contract or arrangement, in connection with his election.




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      For further information concerning these management and Board changes, reference is made to the press release dated April 3, 2007 filed herewith as
Exhibit 99.2. Reference is also made to the press release dated April 2, 2007 filed herewith as Exhibit 99.3 concerning an investor call to be held on April 4, 2007.

(e)
      On April 2, 2007, the Boards of Directors of the Companies approved bonuses for fiscal year 2006 for certain employees of the Companies, including certain executive officers, and authorized the Companies to pay each such individual his or her respective 2006 bonus amount. Bonuses were approved for Lawrence S. Wexler, the Companies' Chief Operating Officer, in the amount of $197,313, Brian C. Harriss, the Companies' Chief Financial Officer, in the amount of $161,438, and James W. Dobbins, the Companies' Senior Vice President, General Counsel and Secretary, in the amount of $61,106. The Boards of Directors also approved salary increases for Mr. Harriss in the amount of 2.5% of his existing salary, and for Mr. Dobbins in the amount of 12.5% of his existing salary, each to be paid effective April 1, 2007.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)
      Exhibits

99.1  Compensation Committee Charter

99.2  Press Release dated April 3, 2007

99.3  Press Release dated April 2, 2007








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORTH ATLANTIC HOLDING COMPANY, INC.


                                    By:   /s/ Brian C. Harriss
                                         -------------------------------------
                                    Name:  Brian C. Harriss
                                    Title: Senior Vice President and Chief
                                           Financial Officer


Date: April 4, 2007








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                                  EXHIBIT INDEX
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Exhibit Number               Description
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99.1                         Compensation Committee Charter

99.2                         Press Release dated April 3, 2007

99.3                         Press Release dated April 2, 2007








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